Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.
I, Douglas G. Bergeron, Chief Executive Officer, and I, Robert Dykes, Chief Financial Officer each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the accompanying annual report of VeriFone Systems, Inc. (the “Company”) on Form 10-K for the fiscal year ended October 31, 2012 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Douglas G. Bergeron
Douglas G. Bergeron
Chief Executive Officer

By:	/s/ Robert Dykes
Robert Dykes
Executive Vice President and Chief Financial Officer
Date: December 18, 2012
The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.